FIRST       | FIRST INDUSTRIAL REALTY TRUST, INC.         EXHIBIT 10.11
         INDUSTRIAL  | 354 Eisenhower Parkway
                     | P.O. Box 1639
                     | Livingston, New Jersey 07039
                     | 973/533-7111
                     | Fax 973/597-9660


SENT VIA FACSIMILE (201) 569-3224 AND REGULAR MAIL
--------------------------------------------------

November 17, 1999

Mr. Arnold M. Gans
Medical Nutrition, Inc.
10 West Forest Avenue
Englewood, NJ 07631

Re:      LEASE EXTENSION FOR:                        PROP#: 1254
         10 West Forest Avenue, Englewood, NJ        ID#MEDNU-1

Dear Mr. Gans:

It was my pleasure speaking with you regarding your future space requirements. Per your request, enclosed please find a proposal to extend your lease as follows:

Rentable Area:   7,500 square feet

New Lease Term:  1/1/2000 - 12/31/2004

New Base Rent:   Years 1,2,3  $65,625.00 N/N/N Annually  $5,468.75 N/N/N Monthly
                 Years 4,5    $67,500.00 N/N/N Annually  $5,625.00 N/N/N Monthly

Landlord Work:   Landlord shall perform the following work:
                      1)  Replace all exterior windows and frames
                      2)  Repair plumbing in men's bathroom
                      3)  Replace damaged ceiling tiles in office area
                      4)  Replace existing HVAC unit and both warehouse heaters.
                      5)  Repair loading dock area.

The Landlord shall, at Tenant own cost and expense, enter into a periodic maintenance agreement with a reputable heating, ventilating and air-conditioning contractor, which contractor shall provide for a minimum of two (2) inspections per year.

All other terms and conditions of your existing Lease dated, October 4, 1984, as amended will remain in full force and effect. Please sign below as to your approval of the above and return to me via facsimile and both originals by regular mail. This offer will be valid until November 19, 1999, thereafter subject to change.

First Industrial would like to thank you for your continued occupancy.

Sincerely,
FIRST INDUSTRIAL REALTY TRUST, INC.

/s/ MICHAEL SARGIS
-----------------------------
Michael Sargis
Leasing Specialist
                              ACKNOWLEDGED & APPROVED:

                              /s/ ARNOLD GANS                         11-19-99
                              -------------------------------      -------------
                              Mr. Arnold M. Gans
                              Medical Nutrition, Inc.

                              /s/                                     11-29-99
                              -------------------------------      -------------
                              First Industrial L.P. Landlord